UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2024

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 2.02 Results of Operations and Financial Condition.

On December 17, 2024, Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”) issued a press release announcing its results of operations for the three-month and year-end period ended September 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2024, the Company announced the appointment of Judith Murrah, the Company’s current Chief Operating Officer, Chief Information Officer and Secretary, as President of the Company, effective December 13, 2024. Ms. Murrah assumes the role of President from Dr. James Hayward, the Company’s current Chief Executive Officer and Chairman of the board of directors of the Company (the “Board”), who has voluntarily resigned as President, effective December 13, 2024. Dr. Hayward will continue in his role as Chief Executive Officer and Chairman of the Board.

Also on December 17, 2024, the Company announced the appointment of Clay Shorrock, the Company’s current Chief Legal Officer and Executive Director of Business Development, as President of LineaRx, the Company’s 98% owned subsidiary (“LRx”), effective December 13, 2024. Ms. Murrah and Mr. Shorrock will each hold office until the election and qualification of a successor or until either individual’s earlier death, resignation or removal.

Ms. Murrah, age 66, has served as the Company’s Chief Operating Officer of the Company since January 19, 2021, the Company’s Chief Information Officer since June 1, 2013 and the Company’s Secretary since December 22, 2017. Before joining the Company, Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions, which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing the global IT program management office, financial and supplier operations and quality assurance. At Symbol Technologies, Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an inventor on 14 U.S. patents. Ms. Murrah is active in Long Island’s business and academic community. She has co-founded and volunteers with non-profits engaging students in science, technology, engineering, and math disciplines. She serves on the boards of the Middle Country (N.Y.) Library Foundation, the Tesla Science Center at Wardenclyffe, and Stony Brook University’s Center for Corporate Education. Ms. Murrah was named to the Top 50 Women of Long Island Hall of Fame in 2023 and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.

Mr. Shorrock, age 41, has served as the Company’s Chief Legal Officer and Executive Director of Business Development since April 2021. Mr. Shorrock leads the Company’s legal, regulatory, risk mitigation, intellectual property, and business development functions and has been instrumental in the development of the Company’s LineaDNA and LineaIVT platforms. Mr. Shorrock previously served as general and intellectual property counsel to the Company from November 2016 through April 2019. Prior to rejoining the Company in April 2021, Mr. Shorrock was a member of the intellectual property groups of Florida-based Lowndes, Drosdick, Doster, Kantor & Reed, P.A. from February 2020 until April 2021 and Allen, Dyer, Doppelt & Gilchrist, P.A. from May 2019 until January 2020. Earlier in his career Mr. Shorrock was an associate at several New Jersey-based law firms where he focused on intellectual property and complex commercial transactions. Mr. Shorrock holds a B.A. in Biology from Franklin and Marshall College and a J.D. with a concentration in intellectual property from Seton Hall University Law School.

In connection with Ms. Murrah’s promotion, Ms. Murrah’s annual base salary was increased from $325,000 to $400,000. In connection with Mr. Shorrock’s promotion, Mr. Shorrock’s annual base salary was increased from $300,000 to $385,000.

There are no arrangements or understandings between Ms. Murrah or Mr. Shorrock and any other persons pursuant to which either individual was selected as an officer. Neither Ms. Murrah nor Mr. Shorrock has any family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and either Ms. Murrah or Mr. Shorrock that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On December 17, 2024, the Company issued a press release announcing the promotion of Ms. Murrah to President of the Company and Mr. Shorrock as President of LRx. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2024	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer